UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

E-Z-EM, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11479	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of principal executive offices)	(Zip Code)

(516) 333-8230
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure

                          The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On October 11, 2005, E-Z-EM, Inc. issued a press release announcing its financial results for the quarter ended September 3, 2005. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued by E-Z-EM, Inc. on October 11, 2005 announcing its financial results for the quarter ended September 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Z-EM, Inc.
(Registrant)

Dated: October 11, 2005	By: /s/ Anthony A. Lombardo
Anthony A. Lombardo
President and Chief Executive Officer

EXHIBIT INDEX

No.	Description

99.1	Press release issued by E-Z-EM, Inc. on October 11, 2005 announcing its financial results for the quarter ended September 3, 2005.